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EXHIBIT 99.1            ACCOUNTANTS' LETTER




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DELOITTE & TOUCHE LLP
2500 ONE PPG PLACE
PITTSBURGH, PENNSYLVANIA 15222-5401

TEL: (412) 338-7200
FAX: (412) 338-7380
WW.US.DELOITTE.COM

                                                                        DELOITTE
                                                                        & TOUCHE



August 24, 2001


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C. 20649



Dear Sirs/Madams:

We have read the comments in Item 4 of Form 8-K of First Bell Bancorp, Inc. dated August 23, 2001, and agree with the statements therein, except that we have no basis for agreeing or disagreeing with the statement in the third sentence in (a) regarding the action of the Board of Directors on August 20, 2001, or the statement in (b) regarding the engagement of S.R. Snodgrass.

Yours truly,

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP








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DELOITTE
TOUCHE
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